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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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         Date of Report (Date of earliest event reported): July 8, 1998



                           SMARTALK TELESERVICES, INC.
             (Exact name of registrant as specified in its charter)



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
          CALIFORNIA                              0-21579                     95-4502740
  (State or Other Jurisdiction                  (Commission                 (I.R.S. Employer
       of Incorporation)                        File Number)               Identification No.)
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   5080 TUTTLE CROSSING BOULEVARD                                                43017
          DUBLIN, OHIO                                                         (Zip Code)
     (Address of Principal
       Executive Offices)
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       Registrant's telephone number, including area code: (614) 764-2933

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.      Other Events.

             On July 9, 1998, SmarTalk TeleServices, Inc., a California corporation ("SmarTalk"), completed a financing transaction with Fletcher International Limited, a company organized under the laws of the Cayman Islands ("Fletcher"), designed to strengthen SmarTalk's capital structure by approximately $30 million. A copy of the press release is attached to this Current Report as Exhibit 99.2 and is incorporated herein.

             The following description is only a summary and is qualified in its entirety by reference to the Subscription Agreement dated as of July 8, 1998 between SmarTalk and Fletcher (the "Agreement") attached to this Current Report as exhibit 99.1. Unless otherwise defined herein, capitalized terms used herein which are defined in the Agreement shall have the respective meanings set forth in the Agreement.

             SmarTalk sold 1,751,824 shares of newly issued SmarTalk common stock, no par value (the "Common Stock") for an aggregate of $30 million and issued Investment Rights to acquire up to an additional $20 million (which amount may be subject to adjustment in certain circumstances) worth of Common Stock at a purchase price per share of Common Stock equal to the average of the closing prices as reported by Bloomberg of the Common Stock on the NASDAQ National Market during the 40 trading-day period ending and excluding the five trading days immediately prior to the Notice Date.

             The Investment Rights may be generally exercised from time to time for a period ending on the first trading day which is 18 months from July 9, 1998.

             The offer and sale of the Common Stock was not registered under the Securities Act of 1933, as amended (the "Act"), pursuant to the exemption provided under Regulation D and the Common Stock may not be offered for sale, sold, transferred or assigned in the absence of an effective registration statement for the securities under the Act and applicable state securities laws, or unless sold pursuant to Rule 144 under the Act. The proceeds from the equity investment will be used for working capital purposes.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   EXHIBITS:

      99.1 Subscription Agreement dated as of July 8, 1998 between SmarTalk TeleServices, Inc. and Fletcher International Limited.

      99.2     Press release, dated July 17, 1998, of SmarTalk TeleServices,
               Inc.

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                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SMARTALK TELESERVICES, INC.
                                           (Registrant)

                                           /s/ THADDEUS BEREDAY
Date: July 20, 1998                        ----------------------------------
                                           (Signature)

                                           Thaddeus Bereday
                                           Vice President and General Counsel



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                                  EXHIBIT INDEX


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EXHIBIT NO.    DESCRIPTION
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
      99.1     Subscription Agreement dated as of July 8, 1998 between SmarTalk
               TeleServices, Inc. and Fletcher International Limited.

      99.2     Press release, dated July 17, 1998, of SmarTalk TeleServices,
               Inc.
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